UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2012
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)

Georgia	001-11312	58-0869052
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street NE, Suite 500, Atlanta, Georgia	30303-1740
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (404) 407-1000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 30, 2012, Craig B. Jones, executive vice president of Cousins Properties Incorporated (the “Company”), notified the Company that he is retiring effective December 31, 2012. Compensatory arrangements with respect to his retirement have not yet been finalized.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2012

COUSINS PROPERTIES INCORPORATED
By:	/s/ Robert M. Jackson
Robert M. Jackson
Senior Vice President, General Counsel and Corporate Secretary